UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 2, 2023

COSTCO WHOLESALE CORPORATION
(Exact name of registrant as specified in its charter)

Washington	0-20355	91-1223280
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

999 Lake Drive
Issaquah, WA 98027
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 425-313-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.005 per share	COST	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition

On March 2, 2023, the Company issued a press release containing its operating results for the second quarter (twelve weeks) and the first 24 weeks of fiscal 2023, ended February 12, 2023, and sales results for the four weeks ended February 26, 2023. A copy of the press release is included in Item 9.01.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits. The following exhibits are included in this report:

99.1.    Press release dated March 2, 2023.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on March 2, 2023.

COSTCO WHOLESALE CORPORATION

By:	/s/ Richard A. Galanti
Richard A. Galanti
Executive Vice President, Chief Financial Officer and Director